UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2005

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On March 29, 2005, iVOW, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004.  A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On March 28, 2005, the Board of Directors of iVOW, Inc. (the “Company”) accepted the resignation of John R. Lyon as the Company’s Chief Executive Officer.  At the same time, the Company’s Board of Directors appointed Dr. Michael H. Owens as Chief Executive Officer of the Company.  The resignation of Mr. Lyon and appointment of Dr. Owens are both effective as of April 1, 2005.  John R. Lyon, the outgoing Chief Executive Officer, will remain Chairman of the Board of Directors and will continue to be actively involved with the Company.

In September 2003, Dr. Owens, age 53, was elected to the Board of Directors of the Company and appointed as Chief Medical Officer of the Company as well as President of VOW Solutions, Inc., a former subsidiary of the Company (“VOW”).  In February 2005, following the merger of VOW with and into the Company and the change of the Company’s name to iVOW, Inc., Dr. Owens was named President of the Company.

Prior to joining the Company, Dr. Owens was President of Imhotep Health Systems, Inc., a healthcare and managed care consulting firm specializing in strategic business and clinical resource planning and implementation, from 1995 to 2003.  His previous experience includes senior management roles with CIGNA HealthCare, the Watts Health Foundation and the U.S. Public Health Service.  His professional certifications and memberships include Fellow, American College of Physician Executives; Diplomat, American College of Physician Executives; Diplomat, American Board of Quality Assurance and Utilization Review; and, Diplomat, American Board of Internal Medicine.  He earned his MD degree from Yale University School of Medicine, his MPH in Hospital Administration from Yale University School of Public Health and his AB degree Cum Laude with a major in Chemistry from Bowdoin College, Brunswick, ME.  Dr. Owens completed his Hospital Administration Residency at Montefiore Hospital, in Bronx, NY, and his Internal Medicine Residency at the University of Washington in Seattle.

On March 29, 2005, the Company issued a press release announcing the appointment of Dr. Owens as Chief Executive Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit No.

Description

99.1	Press Release, dated March 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: March 29, 2005	By:	/s/	John Lyon
John Lyon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press Release, dated March 29, 2005